                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
              TO EXCHANGE EACH OUTSTANDING SHARE OF COMMON STOCK
         (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS) OF

                       SANTA FE PACIFIC GOLD CORPORATION

                                      FOR
                        0.40 OF A SHARE OF COMMON STOCK

                                      OF

                          NEWMONT MINING CORPORATION

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
  TIME, ON    , 1997, UNLESS THE OFFER IS EXTENDED. SANTA FE SHARES WHICH ARE
   TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE
                           EXPIRATION OF THE OFFER.

                     THE EXCHANGE AGENT FOR THE OFFER IS:

                                   [      ]

       BY MAIL:             BY FACSIMILE TRANSMISSION (FOR ELIGIBLE
                           INSTITUTIONS ONLY):    FAX: [      ]
                                                           BY HAND OR
    [     ]                                              OVERNIGHT DELIVERY:
                                                           [      ]

                             CONFIRM BY TELEPHONE
                                   [      ]

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by stockholders if certificates for Santa Fe Shares (including the Santa Fe Rights) (as each is defined herein) are to be forwarded herewith or, unless an Agent's Message (as defined in the Prospectus hereinafter referred to) is utilized, if delivery of Santa Fe Shares are to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), the Midwest Securities Trust Company ("MSTC") or the Philadelphia Depository Trust Company ("PDTC") (DTC, MSTC and PDTC, each, a "Book-Entry Transfer Facility" and collectively, the "Book-Entry Transfer Facilities"), pursuant to the procedures set forth under "The Offer--Procedure for Tendering" in the Prospectus. STOCKHOLDERS WILL BE REQUIRED TO TENDER ONE SANTA FE RIGHT FOR EACH SANTA FE SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF SANTA FE SHARES, UNLESS THE RIGHTS PLAN CONDITION (AS DEFINED IN THE PROSPECTUS) HAS BEEN SATISFIED OR WAIVED. UNLESS THE SANTA FE DISTRIBUTION DATE (AS DEFINED IN THE PROSPECTUS) OCCURS, A TENDER OF SANTA FE SHARES WILL CONSTITUTE A TENDER OF THE ASSOCIATED SANTA FE RIGHTS. Stockholders who tender Santa Fe Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders." Stockholders whose certificates are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Santa Fe Shares according to the guaranteed delivery procedures set forth under "The Offer--Procedure for Tendering" in the Prospectus. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT FOR THIS OFFER (AS DEFINED HEREIN).

[_]CHECK HERE IF SANTA FE SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution
                           ----------------------------------------------------

  Check Box of Applicable Book-Entry Transfer Facility

  [_] DTC [_] MSTC [_] PDTC (check one)

  Account Number
                 --------------------------------------------------------------

  Transaction Code Number
                        -------------------------------------------------------

[_]CHECK HERE IF SANTA FE SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
   FOLLOWING:

  Name(s) of Registered Holder(s)
                             --------------------------------------------------

  Date of Execution of Notice of Guaranteed Delivery
                                            -----------------------------------

  Name of Institution which Guaranteed Delivery
                                        ---------------------------------------

  If Delivery by Book-Entry Transfer, Check Box of Applicable Book-Entry Transfer Facility:
  [_] DTC [_] MSTC [_] PDTC (check one)

  Account Number
                 --------------------------------------------------------------

  Transaction Code Number
                        -------------------------------------------------------

                    DESCRIPTION OF SANTA FE SHARES TENDERED
--------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF
    REGISTERED HOLDER(S)
 (PLEASE FILL IN EXACTLY AS
    NAME(S) APPEAR(S) ON                  SANTA FE SHARES TENDERED
       CERTIFICATE(S))             (ATTACH ADDITIONAL LIST IF NECESSARY)
--------------------------------------------------------------------------------
                                                    TOTAL
                                                  NUMBER OF
                                                  SANTA FE         NUMBER OF
                                                   SHARES           SANTA FE
                               CERTIFICATE      EVIDENCED BY         SHARES
                               NUMBER(S)*      CERTIFICATE(S)*     TENDERED**
                           -----------------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------
                           TOTAL SANTA FE
                              SHARES
                           -----------------------------------------------------

  * Need not be completed by stockholders delivering by book-entry transfer. ** Unless otherwise indicated, it will be assumed that all Santa Fe Shares evidenced by any certificate(s) delivered to the Exchange Agent are being tendered. See Instruction 4.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby delivers to Newmont Mining Corporation, a Delaware corporation ("Newmont Mining"), the above-described shares of Common Stock, par value $0.01 per share (each a "Santa Fe Share" and collectively the "Santa Fe Shares"), of Santa Fe Pacific Gold Corporation, a Delaware corporation ("Santa Fe"), including the associated preferred share purchase rights (each a "Santa Fe Right" and collectively the "Santa Fe Rights") issued pursuant to the Rights Agreement, dated as of January 26, 1995, as amended, between Santa Fe and Harris Trust and Savings Bank, as Rights Agent, pursuant to Newmont Mining's offer to exchange 0.40 of a share of Common Stock, par value $1.60 per share, of Newmont Mining (the "Newmont Mining Common Stock") for each outstanding Santa Fe Share, upon the terms and subject to the conditions set
forth in the Prospectus dated    , 1997 (the "Prospectus"), receipt of which
is hereby acknowledged, and in this Letter of Transmittal (which together with the Prospectus constitute the "Offer"). Unless the context otherwise requires and unless and until the Santa Fe Rights are redeemed, all references to Santa Fe Shares shall include the associated Santa Fe Rights.

  Upon the terms and subject to the conditions of the Offer, subject to, and effective upon, acceptance of the Santa Fe Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Newmont Mining, all right, title and interest in and to all of the Santa Fe Shares that are being tendered hereby and any and all Santa Fe Shares and other securities issued or issuable in
respect thereof on or after    , 1997 (collectively, "Distributions"), and
appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Santa Fe Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver such Santa Fe Share Certificates (as defined herein) (and any Distributions) or transfer ownership of such Santa Fe Shares (and any Distributions) on the account books maintained by a Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Newmont Mining, (b) present such Santa Fe Shares (and any Distributions) for transfer on the books of Santa Fe and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Santa Fe Shares (and any Distributions), all in accordance with the terms and the conditions of the Offer.

  THE UNDERSIGNED UNDERSTANDS THAT STOCKHOLDERS WILL BE REQUIRED TO TENDER ONE SANTA FE RIGHT FOR EACH SANTA FE SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF SANTA FE SHARES, UNLESS THE RIGHTS PLAN CONDITION (AS DEFINED IN THE PROSPECTUS) HAS BEEN SATISFIED OR WAIVED. UNLESS THE SANTA FE DISTRIBUTION DATE (AS DEFINED IN THE PROSPECTUS) OCCURS, A TENDER OF SANTA FE SHARES WILL CONSTITUTE A TENDER OF THE ASSOCIATED SANTA FE RIGHTS. SEE INSTRUCTION 10.

  The undersigned hereby irrevocably appoints the designees of Newmont Mining, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or any substitute thereof shall deem proper in the sole discretion of such attorney-in-fact and proxy or such substitute, and otherwise act (including pursuant to written consent) with respect to all of the Santa Fe Shares tendered hereby (and any Distributions) which have been accepted by Newmont Mining prior to the time of such vote or action, which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting), of Santa Fe or otherwise. This proxy and power of attorney is coupled with an interest in the Santa Fe Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance of such Santa Fe Shares (and any Distributions) by Newmont

Mining in accordance with the terms of the Offer. Such acceptance for exchange shall revoke any other proxy granted by the undersigned at any time with respect to such Santa Fe Shares (and any Distributions) and no subsequent proxies will be given (or, if given, will not be deemed effective) with respect thereto by the undersigned. The undersigned understands that, in order for Santa Fe Shares to be deemed validly tendered immediately upon Newmont Mining's acceptance of such Santa Fe Shares (and any Distributions) for exchange, Newmont Mining or its designee must be able to exercise full voting rights with respect to such Santa Fe Shares (and any Distributions).

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Santa Fe Shares (and any Distributions) tendered hereby and that when the same are accepted for exchange by Newmont Mining, Newmont Mining will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Newmont Mining to be necessary or desirable to complete the sale, assignment and transfer of the Santa Fe Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Exchange Agent for the account of Newmont Mining any and all Distributions in respect of the Santa Fe Shares tendered hereby, accompanied by appropriate documentation of transfer.

  All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Subject to the withdrawal rights set forth under "The Offer--Withdrawal Rights" in the Prospectus, the tender of Santa Fe Shares hereby made is irrevocable.

  The undersigned understands that tenders of Santa Fe Shares pursuant to any one of the procedures described under "The Offer--Procedure for Tendering" in the Prospectus and in the instructions hereto and acceptance of such Santa Fe Shares will constitute a binding agreement between the undersigned and Newmont Mining upon the terms and subject to the conditions set forth in the Offer.

  Unless otherwise indicated herein under "Special Issuance Instructions," please issue the shares of Newmont Mining Common Stock and/or return any certificates for Santa Fe Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing under "Description of Santa Fe Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the Newmont Mining Common Stock and cash in lieu of fractional shares of Newmont Mining Common Stock and/or return any certificates for Santa Fe Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Santa Fe Shares Tendered." In the event that both the Special Delivery Instructions and the Special Issuance Instructions are completed, please issue the Newmont Mining Common Stock and/or issue any certificates for Santa Fe Shares not so tendered or accepted in the name of, and deliver said certificates and/or return such certificates to, the person or persons so indicated. The undersigned recognizes that Newmont Mining has no obligation to transfer any Santa Fe Shares from the name of the registered holder thereof if Newmont Mining does not accept any of the Santa Fe Shares so tendered.

   SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5, 6 AND 7)           (SEE INSTRUCTIONS 1, 6 AND 7)


  To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cate(s) for Santa Fe Shares not           cate(s) for Santa Fe Shares not
 tendered or not accepted and/or           tendered or not accepted and/or
 the Newmont Mining Common Stock           the Newmont Mining Common Stock
 are to be issued in the same name         are to be sent to someone other
 of someone other than the under-          than the undersigned, or to the
 signed.                                   undersigned at an address other
                                           than that shown above.

  Issue Newmont Mining Common
 Stock and/or certificate(s) to:

                                            Mail Newmont Mining Common Stock
                                           and/or certificate(s) to:

 Name _____________________________        Name _____________________________
       (PLEASE TYPE OR PRINT)                    (PLEASE TYPE OR PRINT)

 Address __________________________        Address __________________________

 __________________________________        __________________________________
         (INCLUDE ZIP CODE)                        (INCLUDE ZIP CODE)

 __________________________________        __________________________________
   (TAX IDENTIFICATION OR SOCIAL             (TAX IDENTIFICATION OR SOCIAL
           SECURITY NO.)                             SECURITY NO.)
    (SEE SUBSTITUTE FORM W-9 ON               (SEE SUBSTITUTE FORM W-9 ON
           REVERSE SIDE)                             REVERSE SIDE)

 [_] CREDIT SANTA FE SHARES DELIV-
     ERED BY BOOK-ENTRY TRANSFER
     THAT ARE NOT ACCEPTED TO THE
     BOOK-ENTRY TRANSFER FACILITY
     ACCOUNT SET FORTH BELOW.

 CHECK APPROPRIATE BOX:
  [_] DTC [_] MSTC [_] PDTC

 ----------------------------------
         (ACCOUNT NUMBER)

                                   IMPORTANT
                             STOCKHOLDERS SIGN HERE
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

    ----X  --------------------------------------------------------- X----

    ----X  --------------------------------------------------------- X----
                         SIGNATURE(S) OF STOCKHOLDER(S)

           Dated: _______, 1997

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

           Name(s)
                  --------------------------------------------------

                  --------------------------------------------------
                                (PLEASE PRINT)

           Capacity (Full Title)
                               -------------------------------------

           Address
                  --------------------------------------------------
                               (INCLUDE ZIP CODE)

           (Area Code and Telephone Number)
                                          --------------------------

           (Tax Identification or Social Security No.)
                                                     ---------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

           Authorized Signature
                               -------------------------------------

           Name
                ----------------------------------------------------
                             (PLEASE TYPE OR PRINT)

           Address
                   -------------------------------------------------
                               (INCLUDE ZIP CODE)

           Name of Firm
                       ---------------------------------------------

           Area Code and Telephone Number
                                         ---------------------------

           Dated: _______, 1997

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Santa Fe Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Santa Fe Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Issuance Instructions" on this Letter of Transmittal or (ii) if such Santa Fe Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Offer--Procedure for Tendering" in the Prospectus. Certificates for all physically tendered Santa Fe Shares ("Santa Fe Share Certificates"), or confirmation of any book-entry transfer into the Exchange Agent's account at one of the Book-Entry Transfer Facilities ("Book-Entry Confirmation") of Santa Fe Shares tendered by book-entry transfer, as well as this Letter of Transmittal or facsimile thereof, properly completed and duly executed with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus).

  Stockholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may nevertheless tender their Santa Fe Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth under "The Offer--Procedure for Tendering" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form made available by Newmont Mining must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Santa Fe Share Certificates for all tendered Santa Fe Shares (or a confirmation of a book-entry transfer of such securities into the Exchange Agent's account at a Book-Entry Transfer Facility of Santa Fe Shares tendered by book-entry transfer), in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery.

  IF SANTA FE SHARE CERTIFICATES ARE FORWARDED SEPARATELY TO THE EXCHANGE AGENT, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL MUST ACCOMPANY EACH SUCH DELIVERY.

  THE METHOD OF DELIVERY OF SANTA FE SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Santa Fe Shares will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Santa Fe Shares for exchange.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Santa Fe Shares should be listed on a separate schedule attached hereto.

  4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Santa Fe Shares evidenced by any certificate submitted are to be tendered, fill in the number of Santa Fe Shares which are to be tendered in the box entitled "Number of Santa Fe Shares Tendered." In such cases, new certificate(s) for the remainder of the Santa Fe Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Santa Fe Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Santa Fe Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Santa Fe Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the tendered Santa Fe Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Newmont Mining of their authority so to act must be submitted.

  If this Letter of Transmittal is signed by the registered holder(s) of the Santa Fe Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless Newmont Mining Common Stock or certificates for Santa Fe Shares not tendered or accepted are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificates(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. STOCK TRANSFER TAXES. Newmont Mining will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Santa Fe Shares to it or its order pursuant to the Offer. If, however, delivery of the consideration in respect of the Offer is to be made to, or (in the circumstances permitted hereby) if certificates for Santa Fe Shares not tendered or accepted are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the tendering holder must provide satisfactory evidence of the payment of any applicable transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person prior to the delivery of the consideration pursuant to the Offer.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

  7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If certificates for Newmont Mining Common Stock and/or certificates for Santa Fe Shares not tendered or not accepted for exchange are to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if certificates for Newmont Mining Common Stock and cash in lieu of fractional shares of Newmont Mining Common Stock and/or certificates for Santa Fe Shares not tendered or not accepted for exchange are to be mailed to someone other than the person(s) signing of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Santa Fe Shares by book-entry transfer may request that Santa Fe Shares not accepted pursuant to the Offer be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder may designate hereon. If no such instructions are given, such Santa Fe Shares not accepted will be returned by crediting the account at the Book-Entry Transfer Facility designated herein.

  8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to, or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from, the Information Agent or the Dealer Manager at their respective addresses set forth below or from your broker, dealer, commercial bank or trust company.

  9. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on Substitute Form W-9 below. If a stockholder fails to provide a TIN to the Exchange Agent, such stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments of cash in lieu of fractional shares of Newmont Mining Common Stock that are made to such stockholder with respect to Santa Fe Shares accepted pursuant to the Offer may be subject to backup withholding of 31%. The box in Part 3 of the form may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% of all payments of cash thereafter until a TIN is provided to the Exchange Agent. The stockholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Santa Fe Shares or of the last transferee appearing on the stock powers attached to, or endorsed on, the Santa Fe Shares. If the Santa Fe Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

  10. TENDER OF SANTA FE RIGHTS AFTER SANTA FE'S DISTRIBUTION DATE. If the Santa Fe Distribution Date occurs and separate certificates representing the Santa Fe Rights are distributed by Santa Fe or the Rights Agent to holders of Santa Fe Shares prior to the time a holder's Santa Fe Shares are tendered pursuant to the Offer, certificates representing a number of Santa Fe Rights equal to the number of Santa Fe Shares tendered must be delivered to the Exchange Agent, or, if available, a Book-Entry Confirmation received by the Exchange Agent with respect thereto, in order for such Santa Fe Shares to be validly tendered. If the Santa Fe Distribution Date occurs and separate certificates representing the Santa Fe Rights are not distributed prior to the time Santa Fe Shares are tendered pursuant to the Offer, Santa Fe Rights may be tendered prior to a stockholder receiving the certificates for Santa Fe Rights by use of the guaranteed delivery procedures described under "The Offer--Procedure for Tendering" in the Prospectus. If Santa Fe Rights certificates are distributed but are not available to a stockholder prior to the time Santa Fe Shares are tendered pursuant to the Offer, a tender of Santa Fe Shares constitutes an agreement by the tendering stockholder to deliver to the Exchange Agent pursuant to such guaranteed delivery procedures, prior to the expiration of the period to be specified in the Notice of Guaranteed Delivery and the related Letter of Transmittal for delivery of Santa Fe Rights certificates or a Book-Entry Confirmation for Santa Fe Rights (the "Santa Fe Rights Delivery Period"), Santa Fe Rights certificates representing a number of Santa Fe Rights equal to the number of Santa Fe Shares tendered. Newmont Mining reserves the right to require that it receive such Santa Fe Rights certificates (or a Book-Entry Confirmation with respect to such Santa Fe Rights) prior to accepting Santa Fe Shares for exchange.

  Nevertheless, Newmont Mining will be entitled to accept for exchange Santa Fe Shares tendered by a stockholder prior to receipt of the Santa Fe Rights certificates required to be tendered with such Santa Fe Shares or a Book-Entry Confirmation with respect to such Santa Fe Rights and either (i) subject to complying with applicable rules and regulations of the Securities and Exchange Commission, withhold payment for such Santa Fe Shares pending receipt of the Santa Fe Rights certificates or a Book-Entry Confirmation for such Santa Fe Rights or (ii) exchange Santa Fe Shares accepted for exchange pending receipt of the Santa Fe Rights certificates or a Book-Entry Confirmation for such Santa Fe Rights in reliance upon the guaranteed delivery procedures. In addition, after expiration of the Santa Fe Rights Delivery Period, Newmont Mining may instead elect to reject as invalid a tender of Santa Fe Shares with respect to which Santa Fe Rights certificates or a Book-Entry Confirmation for an equal number of Santa Fe Rights have not been received by the Exchange Agent. Any determination by Newmont Mining to make payment for Santa Fe Shares in reliance upon such guaranteed delivery procedure or, after expiration of the Santa Fe Rights Delivery Period, to reject a tender as invalid, shall be made, subject to applicable law, in the sole and absolute discretion of Newmont Mining.

  IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE COPY HEREOF (TOGETHER WITH SANTA FE SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 9)

--------------------------------------------------------------------------------
                             PAYER'S NAME: [     ]
--------------------------------------------------------------------------------
 SUBSTITUTE                PART 1--PLEASE PROVIDE YOUR TIN
                           IN THE BOX AT RIGHT AND CERTIFY    ------------------
 FORM W-9                  BY SIGNING AND DATING BELOW.         Social Security
                                                                    Number

                                                              OR

                                                              ------------------
                                                                   Employer
                                                                Identification
                                                                    Number

                          ------------------------------------------------------
                           PART 2--Certificates--Under
                           penalties of perjury, I certify
                           that:
                           (1) The number shown on this
                               form is my correct Taxpayer
                               Identification Number (or I
                               am waiting for number to be
                               issued to me); and                    Part 3--
                           (2) I am not subject to backup          Awaiting TIN
                               withholding because (i) I               [_]
                               am exempt from backup
                               withholding, (ii) I have
                               not been notified by the
                               Internal Revenue Service
                               (the "IRS") that I am
                               subject to backup
                               withholding as a result of
                               a failure to report all
                               interest or dividends, or
                               (iii) the IRS has notified
                               me that I am no longer
DEPARTMENT OF THE TREASURY     subject to backup
INTERNAL REVENUE SERVICE       withholding.
                           -----------------------------------------------------
                            CERTIFICATION INSTRUCTIONS--You may cross out item
                            (2) in Part 2 above if you have been notified by the
                            IRS that you are subject to backup withholding
                            because of under-reporting interest or dividends on
                            your tax return. However, if after being notified by
PAYER'S REQUEST FOR         the IRS that you were subject to backup withholding
TAXPAYER IDENTIFICATION     you received another notification from the IRS
NUMBER ("TIN")              stating that you are no longer subject to backup
AND CERTIFICATION           withholding, do not cross out item (2).
--------------------------------------------------------------------------------

 SIGNATURE ______________________________________ DATE _________________________

 NAME (Please Print) ___________________________________________________________

 ADDRESS _______________________________________________________________________

 CITY, STATE AND ZIP CODE ______________________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATIONS OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                              SUBSTITUTE FORM W-9


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (i) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 _____________________________________   _____________________________________
               Signature                                 Date

 Name (Please Print) _________________________________________________________



                    The Information Agent for the Offer is:

                                   GEORGESON
                                 & COMPANY INC.
                                 -------------

                               Wall Street Plaza
                            New York, New York 10005

                        Bankers and Brokers Call Collect
                                     [   ]

                           All Others Call Toll Free
                                 1-800-223-2064

                      The Dealer Manager for the Offer is:

                              GOLDMAN, SACHS & CO.

                                85 Broad Street
                            New York, New York 10004
                                 (212) 902-1000

                                       13